MANAGEMENT AGREEMENT	ДОГОВОР ЗА ВЪЗЛАГАНЕ НА УПРАВЛЕНИЕТО
Today October 20, 2015 this Management Agreement was signed in accordance with Article 141, paragraph 7 of the Bulgarian Commerce Act by and between:	Днес, на 20 октомври 2015г., настоящият Договор за възлагане на управлението се сключи на основание чл. 141, ал. 7 от Българския Търговски закон от и между:
BOVIE-BULGARIA EOOD, a limited liability company incorporated under Bulgarian law, with UIC 121569641, having its seat and registered address at 22 Hristo Smirnenski Blvd., 4th floor, Sofia 1164, Bulgaria, represented by Robert L. Gershon in his capacity of Director, hereinafter referred to as the "**Company**", as one party,	**БОУВИ-БЪЛГАРИЯ ЕООД,** дружество с ограничена отговорност, учредено съгласно българското законодателство, ЕИК 121569641, със седалище и адрес на управление в България, гр. София 1164, бул. Христо Смирненски № 22, ет.4, представлявано от Робърт Л. Гершон в качеството си на управител, наричано по-долу „**Дружеството**", от една страна,
and	и
Nikolay Dimitrov Shilev, Bulgarian citizen, PIN 6307186706, having ID No 626336043, issued on 13.11.2009 by MI Sofia with address as per ID card Sofia, housing complex Ljulin 7, block 711, entrance A, floor 6, apartment 36, hereinafter also referred to as the "**Director**", as the other party,	**Николай Димитров Шилев**, български гражданин, ЕГН 6307186706, с лична карта № 626336043, издадена на 13.11.2009г. от МВР – София, с адрес по лична карта: гр. София, жилищен комплекс Люлин 7, блок 711, вх. А, ет.6, ап. 36, наричан по-долу „**Управител**", от друга страна,

A. DEFINITIONS / А. ДЕФИНИЦИИ

'Bovie Medical Corporation'	a Delaware corporation, having an address at 4 Manhattanville Road, Suite 106, Purchase, New York 10577, USA, having an IRS Employer Identification Number 11-2644611;	**'Боуви Медикъл Корпорейшън'**	корпорация от Делауеър, с адрес в САЩ, Ню Йорк 10577, Пърчиз, ул. Манхатънвил Роуд № 4, ап. 106, с идентификационен работодателски номер от Службата по вътрешни приходи в САЩ 11-2644611;
'Effective Date'	the date of the registration of Bovie Medical Corporation as the sole shareholder of the Company with the Bulgarian Trade Registry following the execution of the Share Purchase Agreement	**'Дата на влизане в сила'**	датата на вписването на Боуви Медикъл Корпорейшън като едноличен собственик на капитала на Дружеството в Търговския регистър след подписването на Договора за покупко-продажба на дружествени дялове
'Ordinary Course of Business'	the manufacture of products by the Company according to the purchase orders and the specifications of Bovie Medical Corporation. The Company provides services	**'Обичайна търговска дейност'**	производството на продукти от Дружеството съгласно поръчките и спецификациите на Боуви Медикъл Корпорейшън. Дружеството предоставя

for the Company:
За Дружеството:

the Director:
Управителят:

	exclusively to Bovie Medical Corporation, i.e. Bovie Medical Corporation is the only customer of the Company. For the purposes of manufacturing the Company is entitled to order raw materials exclusively from a list of vendors approved by Bovie Medical Corporation;		услуги изключително и само на Боуви Медикъл Корпорейшън, т.е. Боуви Медикъл Корпорейшън е единственият клиент на Дружеството. За целите на производството Дружеството има право да поръчва сурови материали само от списък с търговци, одобрен от Боуви Медикъл Корпорейшън;
'Parties'	the Company and the Director;	**'Страни'**	Дружеството и Управителят;
'Share Purchase Agreement'	an agreement under which Nikolay Shilev sells all of his shares in the Company, representing the entire (i.e.100%) share capital of the Company to Bovie Medical Corporation;	**'Договор за покупко-продажба на дружествени дялове'**	договор, по силата на който Николай Шилев продава всичките си дялове в Дружеството, представляващи целия (т.е. 100%) капитал на Дружеството, на Боуви Медикъл Корпорейшън;
'Second Director'	Robert L. Gershon or another individual appointed by Bovie Medical Corporation to be the Second Director of the Company and representing the Company severally with the Director;	**'Втори управител'**	Робърт Л. Гершон или друго лице, назначено от Боуви Медикъл Корпорейшън да бъде втори управител на Дружеството и да представлява Дружеството самостоятелно, т.е. отделно от Управителя;
'Sole Shareholder'	Bovie Medical Corporation, a Delaware corporation;	**'Едноличен собственик на капитала'**	Боуви Медикъл Корпорейшън, корпорация от Делауеър;
'Trade Registry'	an electronic data base containing required by law information on Bulgarian companies and branches of foreign companies. The Trade Registry is kept by the Bulgarian Registry Agency.	**'Търговски регистър'**	електронна база данни, съдържаща предвидена в закона информация за български дружества и клонове на чуждестранни дружества. Търговският регистър се поддържа от Българската Агенция по вписванията.

B. PREAMBLE

(i) Bovie Medical Corporation and Nikolay Shilev have concluded a Share Purchase Agreement by virtue of which Nikolay Shilev has sold to Bovie Medical Corporation all of his

B. ПРЕАМБЮЛ

(i) Боуви Медикъл Корпорейшън и Николай Шилев са сключили Договор за покупко-продажба на дружествени дялове, по силата на който Николай Шилев е продал на

shares in the Company, representing the entire (i.e. 100%) share capital of the Company.

Боуви Медикъл Корпорейшън всичките си дялове в Дружеството, представляващи целия (т.е. 100 %) капитал на Дружеството.

(ii) After conclusion of the Share Purchase Agreement Bovie Medical Corporation has adopted a resolution for appointment of Robert L. Gershon as Second Director of the Company with powers to represent the Company severally with the Director.

(ii) След сключването на Договора за покупко-продажба на дружествени дялове Боуви Медикъл Корпорейшън е приело решение за назначаване на Робърт Л. Гершон за Втори управител на Дружеството с правото да представлява Дружеството самостоятелно, т.е. отделно от Управителя.

C. Simultaneous Execution of Agreements

C. Едновременно сключване на договори

The following 3 (three) agreements are simultaneously executed:

(i) Share Purchase Agreement between Bovie Medical Corporation and Nikolay Shilev;

(ii) this Management Agreement;

(iii) Restricted Stock Agreement between Bovie Medical Corporation and Nikolay Shilev;

Следните 3 (три) договора се сключват едновременно:

(i) Договор за покупко-продажба на дружествени дялове между Боуви Медикъл Корпорейшън и Николай Шилев;

(ii) Настоящият Договор за възлагане на управлението;

(iii) Договор за даване на акции под условие между Боуви Медикъл Корпорейшън и Николай Шилев.

D. Authorization for Conclusion of this Agreement

D. Упълномощаване за сключване на настоящия Договор

This Management Agreement is concluded on behalf of the Company by Robert L. Gershon in accordance with the resolution of Bovie Medical Corporation adopted October 20, 2015.

Настоящият Договор за възлагане на управлението се сключи от името на Дружеството от Робърт Л. Гершон в съответствие с решението на Боуви Медикъл Корпорейшън, прието на 20 октомври 2015г.

E. Declaration of the Director

E. Декларация на Управителя

The Director declares his compliance with the requirements of article 141, paragraph 8 of the Commerce Act.

Управителят декларира, че отговаря на изискванията, предвидени в чл. 141, ал. 8 от Търговския закон.

I. Subject

I. Предмет

1. The Company assigns and the Director agrees to manage the Company's commercial activities and to represent the Company against remuneration and in accordance with the terms and conditions of this Management Agreement. This Management Agreement shall take effect on the Effective Date.

1. Дружеството възлага и Управителят се съгласява да управлява търговската дейност на Дружеството и да представлява Дружеството срещу възнаграждение и в съответствие с условията на настоящия Договор за възлагане на управлението. Настоящият Договор за възлагане на управлението влиза в сила от Датата на влизане в сила.

II. Place of performance of

II. Място на изпълнение

for the Company:
За Дружеството:

the Director:
Управителят:

THE DUTIES

2. The performance of the duties under this Management Agreement shall be the main office of the Company in Sofia, Bulgaria.

НА ЗАДЪЛЖЕНИЯТА

2. Мястото на изпълнение на задълженията по настоящия Договор за възлагане на управлението ще бъде главният офис на Дружеството в гр. София, България.

III. WORKING HOURS

3. The Director may determine at his discretion the beginning and the end as well as the duration of the time during which he manages the operation of the Company and carries out his activities under the present Agreement. The Director, however, shall perform his duties within the normal working hours of the Company. The total amount of the hours spent by the Director performing his obligations under the present Management Agreement will not be less than 40 hours a week.

III. РАБОТНО ВРЕМЕ

3. Управителят може да определя по своя преценка началото и края, както и продължителността на времето, през което ще управлява дейността на Дружеството и ще осъществява дейностите, предвидени в настоящия Договор. Въпреки това, Управителят ще изпълнява задълженията си в рамките на нормалното работно време на Дружеството. Общият брой на часовете, през които Управителят ще изпълнява задълженията си по настоящия Договор за възлагане на управлението, няма да бъде по-малък от 40 часа на седмица.

IV. GENERAL DUTIES OF THE DIRECTOR

4. The Director shall have the authority, functions, duties, powers and responsibilities normally associated with such position, and such other title, authority, functions, duties, powers and responsibilities as may be assigned to the Director from time to time by the Board of Directors of the Sole Shareholder (the "**Board of Directors**") or the Chief Executive Officer of the Sole Shareholder, consistent with the Director's position with the Company. In addition, the Director undertakes:

   (a) *Due Care*: to perform its duties in good faith and with due care in the best interests of the Company and all shareholders;

   (b) *Representation:* to represent the Company before third parties and state/municipal authorities with the right to sign agreements on behalf of the Company in accordance with the conditions of this Management Agreement and the Articles of Association of the Company and the resolutions of the sole shareholder Bovie Medical Corporation;

   (c) *Payment of public liabilities*: to

IV. ОБЩИ ЗАДЪЛЖЕНИЯ НА УПРАВИТЕЛЯ

4. Управителят има правата, функциите, задълженията, правомощията и отговорностите, обичайно свързани с такава позиция, както и други такива права, власт, функции, задължения, правомощия и отговорности, които от време на време могат да се възлагат на Управителя от Съвета на директорите на Едноличния собственик на капитала („**Съвет на директорите**") или от главния изпълнителен директор на Едноличния собственик на капитала, и които съответстват на позицията на Управителя в Дружеството. В допълнение, Управителят се задължава:

   (a) *Дължима грижа*: да изпълнява задълженията си добросъвестно и с дължимата грижа в интерес на Дружеството и всички съдружници;

   (b) *Представителство:* да представлява Дружеството пред трети лица и държавни/общински органи с правото да подписва договори от името на Дружеството в съответствие с условията на настоящия Договор за възлагане на управлението, Учредителния акт на Дружеството и решенията на едноличния собственик Боуви Медикъл Корпорейшън;

   (c) *Плащане на публични задължения*:

monitor the Company's compliance with the obligations for payment of the public liabilities;

да следи за изпълнението от страна на Дружеството на задълженията за заплащане на публични задължения;

(d) *Financial statements and annual report on the activities*: By no later than fifth day of each calendar month, to provide the Chief Financial Officer of the Sole Shareholder and the Board of Directors draft financial statements prepared pursuant to the National Accounting Standards of Bulgaria for the relevant month, in a form satisfactory to the Board of Directors;

(d) *Финансови отчети и годишен отчет за дейността*: не по-късно от 5-то число на всеки календарен месец да предоставя на главния изпълнителен директор на Едноличния собственик на капитала и на Съвета на директорите проект на финансовите отчети за съответния месец, изготвени съобразно Националните счетоводни стандарти на България, във форма, задоволителна за Съвета на директорите.

(e) *Extraordinary events*: to promptly notify Bovie Medical Corporation in case of occurrence of an extraordinary event, which may impact the commercial activities of the Company;

(e) *Необичайни събития*: веднага да уведомява Боуви Медикъл Корпорейшън в случай, че настъпи необичайно събитие, което би могло да засегне търговската дейност на Дружеството;

(f) *Performance of the Resolutions of the Sole Shareholder*: to organize and control the performance of the resolutions of the Sole Shareholder.

(f) *Изпълнение на решенията на Едноличния собственик на капитала*: да организира и контролира изпълнението на решенията на Едноличния собственик на капитала.

V. RULES FOR CONCLUSION OF CERTAIN TRANSACTIONS

V. ПРАВИЛА ЗА СКЛЮЧВАНЕ НА ОПРЕДЕЛЕНИ СДЕЛКИ

5. The Director may conclude the below listed transactions on behalf of the Company solely after the explicit consent/resolution of Bovie Medical Corporation:

5. Управителят може да сключва от името на Дружеството изброените по-долу сделки само след изричното съгласие/ решение на Боуви Медикъл Корпорейшън:

(a) agreement for the sale and/or purchase of real estate;

(a) договори за продажба и/или покупка на недвижим имот;

(b) loan agreements;

(b) договори за заем;

(c) mortgage agreements;

(c) договори за учредяване на ипотека;

(d) pledge agreements;

(d) договори за залог;

(e) guarantee agreements (in Bulgarian "dogovori za poruchitelstvo/договори за поръчителство");

(e) договори за поръчителство;

(f) agreements under which the Company steps in as a debtor in an agreement or replaces the debtor in an agreement;

(f) договори, по силата на които Дружеството встъпва като длъжник по договор или замества длъжник по договор;

(g) promissory notes or other negotiable instruments;

(h) donation and/or sponsorship agreements;

(i) rental agreements;

(j) conclusion, amendment and termination of agreements for transfer and acquisition of trademarks or licensing of the use of trademarks;

(k) agreements under which the Company takes an pecuniary obligations exceeding the global authority matrix set forth by the Sole Shareholder and amended from time to time at the discretion of the Sole Shareholder, regardless of whether the obligations are related to the acquisition of an asset or incurrence of an expense;

(l) agreements or actions falling outside the Ordinary Course of Business;

(m) agreements between the Director and the Company;

(n) agreements with related parties, where the term "related party" shall mean a person who is related to the Director pursuant to § 1 of the Additional Provisions of the Bulgarian Commerce Act;

(o) hiring of employees having supervisory functions. The Director has the right to hire at his own discretion employees, performing regular production and/or service functions provided the salary expenses for such employees has been allocated within the Company's budget as determined by the Sole Shareholder.

5.2. The Director has the right to authorize third persons with whole or part of the rights granted with the present Management agreement only with a prior written consent by the Sole Shareholder.

VI. HUMAN RESOURCE DUTIES

(g) записи на заповед или други менителнични ефекти;

(h) дарения и/или договори за спонсорство;

(i) договори за наем;

(j) сключване, изменение и прекратяване на договори за прехвърляне и придобиване на търговски марки или лицензиране на правото да се използват търговски марки;

(k) договори, по които Дружеството поема парични задължения, надвишаващи глобалната рамка, определяна от Едноличния собственик на капитала и изменяна от време на време по преценка на Едноличния собственик на капитала, независимо от това, дали задълженията са свързани с придобиването на актив, или с възникването на разход;

(l) договори или действия извън Обичайната търговска дейност на Дружеството;

(m) договори между Управителя и Дружеството;

(n) договори със свързани лица, като терминът „свързано лице" означава лице, което е свързано с Управителя по смисъла на § 1 от Допълнителните разпоредби на Българския Търговски закон;

(o) наемане на служители, имащи надзорни функции. Управителят има право да наема по своя преценка служители, изпълняващи обичайните производствени и/или обслужващи функции, при условие че разходите за заплата за такива служители са предвидени в бюджета на Дружеството, определен от Едноличния собственик на капитала.

5.2. Управителят има право да упълномощава трети лица с всички или част от предоставените му с настоящия договор права само след изричното писмено съгласие на Едноличния собственик на капитала.

VI. ЗАДЪЛЖЕНИЯ, СВЪРЗАНИ С ЧОВЕШКИ

РЕСУРСИ

6. The Director shall promptly inform the Second Director in writing of any circumstances that may affect the employment agreements between the Company and the employees, such circumstances including, *inter alia*:

   (a) a notice from an employee for termination of the employment agreement;

   (b) extended absence of an employee from work;

   (c) employees' requests for an increase in salary;

   (d) material violations by an employee of the provisions of the employment agreement;

   (e) others.

6. Управителят се задължава незабавно да уведомява в писмена форма Втория управител за всички обстоятелства, които биха могли да повлияят на трудовите договори между Дружеството и служителите, включително, но не само при:

   (a) предизвестие от служител за прекратяване на трудов договор;

   (b) продължително отсъствие на служител от работа;

   (c) молби на служители за увеличение на заплатата;

   (d) съществени нарушения от служител на разпоредбите на трудовия договор;

   (e) други.

7. With respect to employees, performing regular production and/or service functions the Director has the right at his own discretion to conclude new employment agreements or amend and terminate existing employment agreements insofar as the salary expenses for such employees has been allocated within the Company's budget as determined by the Sole Shareholder..

7. По отношение на служители, изпълняващи обичайните производствени и/или обслужващи функции, Управителят има право по своя преценка да сключва нови трудови договори, изменя и прекратява съществуващите трудови договори при условие че разходите за заплата за такива служители са предвидени в бюджета на Дружеството, определен от Едноличния собственик на капитала..

VII. NON-COMPETE OBLIGATIONS

VII. ЗАДЪЛЖЕНИЯ ЗА НЕКОНКУРЕНТНА ДЕЙНОСТ

8. The Director will not perform activities which compete with the business activities of the Company (a "**Competitor**") during the period of his management of the Company pursuant to the terms of this Management Agreement and for the 12-month period following the termination of his management of the Company, regardless of the reason for such termination and regardless whether this Management Agreement has terminated or expired (the "**Restricted Period**").

8. Управителят няма право да извършва дейности, които са конкурентни на търговската дейност на Дружеството („**Конкурент**"), през периода на неговото управление на Дружеството съгласно условията на настоящия Договор за възлагане на управлението и в 12-месечен срок след прекратяването на управлението му на Дружеството, независимо от причината за това прекратяване и независимо от това, дали Договорът за възлагане на управлението е бил прекратен или е изтекъл. („**Ограничителен Период**").

9. The Director will not perform any activity, which can be considered as competitive to the Company's **activities**, either on his behalf or as a (sole) shareholder or a partner in a competitor company or

9. Управителят няма право да извършва дейност, която може да се счете за конкурентна на дейността на Дружеството, нито от свое име, нито като едноличен собственик, съдружник или

cooperation; manager or member of managing or controlling bodies of a competitor company; employee of a competitor; self-employed advisor of a competitor; agent or representative of a competitor or in any other capacity.

партньор в конкурентно дружество или кооперация; нито като управител или член на управителен или контролен орган на конкурентно дружество; нито като служител на конкурентно дружество; нито като самонает консултант на конкурентно дружество; нито като търговски или обикновен представител на конкурент, нито в някакво друго качество.

VIII. Non-Solicitation

10. **The** Director acknowledges and agrees that during the Restricted Period he shall not, directly or indirectly, other than in connection with carrying out his duties hereunder, (i) solicit or induce any employee or consultant of the Company or of Bovie Medical Corporation (or any individual who was an employee or consultant of the Company or of Bovie Medical Corporation at any time during the 6-month period preceding any such solicitation or inducement) to (A) terminate his or her employment or relationship with the Company or Bovie Medical Corporation, and/or (B) work for the Director or any Competitor, or (ii) hire, or be involved in the process of any business, entity or division in hiring, any employee or consultant of the Company (or any individual who was an employee or consultant of the Company or of Bovie Medical Corporation at any time during the 6-month period preceding any such hiring).

VIII. Забрана за привличане

10. Управителят се съгласява в Ограничителния период нито пряко, нито непряко, освен във връзка с изпълнение на задълженията си по този Договор, да не (i) подтиква или убеждава служител или консултант на Дружеството или на Боуви Медикъл Корпорейшън (или всяко друго лице, което е било служител или консултант на Дружеството или на Боуви Медикъл Корпорейшън по което и да е време през 6-месечния период, предхождащ всяко едно такова подтикване или убеждаване) да: (А) прекрати своя трудов договор или правоотношение с Дружеството или с Боуви Медикъл Корпорейшън, и/или (Б) да работи за Управителя или за някой Конкурент, или (ii) наема, или участва в процеса по наемане от страна на предприятие, дружество или отдел на служител или консултант на Дружеството (или на всяко друго лице, което е било служител или консултант на Дружеството или на Боуви Медикъл Корпорейшън по което и да е време през 6-месечния период, предхождащ такова наемане).

IX. Confidentiality

11. The Director will keep confidential the information obtained during the management of the Company. For the purposes of this Agreement "confidential information" shall include any information on Bovie Medical Corporation's technology and business, including but not limited to trade secrets, materials, know-how (whether or not in writing), technology, product information and intellectual property belonging to the Company and all confidential matters (whether available in written, electronic form or orally) relating to Bovie Medical Corporation and its business (including without limitation its strategies, models, business and marketing plans, pricing, sales and revenue information, financial performance, etc.), and personal and other confidential information relating

IX. Конфиденциалност

11. Управителят се задължава да пази като поверителна информацията, която е получил по време на управлението на Дружеството. За целите на този Договор понятието „конфиденциална информация" включва всяка информация относно технологията и търговската дейност на Боуви Медикъл Корпорейшън, включително, но не само: търговски тайни, материали, ноу-хау (независимо дали в писмена форма или не), технология, информация за продукти и интелектуална собственост на Дружеството, както и всички конфиденциални въпроси (независимо в писмена, електронна или устна форма), свързани с Боуви Медикъл Корпорейшън и неговата търговска дейност (включително, но не само, неговите

for the Company:
За Дружеството:

the Director:
Управителят:

to its owners, managers, investors, members, shareholders, executives, and employees.

стратегии, модели, бизнес и маркетинг планове, ценообразуване, информация за продажби и приходи, финансово състояние и т.н), както и лична и друга конфиденциална информация относно неговите собственици, управители, инвеститори, членове, съдружници, изпълнителни директори и служители.

12. The confidentiality obligation will remain in force for 3 (three) years as of the termination of this Management Agreement.

12. Задължението за конфиденциалност остава в сила за срок от 3 (три) години, считано от прекратяването на настоящия Договор за възлагане на управлението.

13. The Director understands and agrees that Company files, customer files, legal files, legal research files, form files, forms, examples, samples, and all briefs and memoranda, intellectual property and other work product or property, and all copies thereof (the "**Company Property**") are the sole and exclusive property of the Company; and the same shall remain in the possession of the Company and shall constitute the property of the Company irrespective of who prepared the same. The Director shall not remove, photocopy, photograph, or in any other manner duplicate or otherwise remove, any Company Property other than in the performance of his duties hereunder. In the event the management of the Director of the Company is terminated, the Director agrees and understands that all Company Property in his possession or control shall be promptly returned to the Company, and the Director shall have no right, title or interest in the same.

13. Управителят разбира и се съгласява, че дружествените документи, клиентските документи, юридическите документи, документите, свързани с юридически проучвания, документите за формата, формите, образците, моделите, и всички писма и резюмета, интелектуалната собственост и другите служебни материали и имущество, както и всички копия от изброените („**Дружествено имущество**") са изключителна собственост на Дружеството и ще продължат да бъдат имущество на Дружеството, независимо от това, кой ги е изготвил. Управителят няма право да унищожава, фотокопира, фотографира или по друг начин размножава или унищожава Дружествено имущество, освен при изпълнение на задълженията си по настоящия Договор. В случай че управлението на Дружеството от Управителя бъде прекратено, Управителят се съгласява и разбира, че цялото Дружествено имущество в негово държане или под негов контрол трябва да бъде незабавно върнато на Дружеството, като Управителят няма да има никакви права, правомощия или дял по отношение на него.

X. MONTHLY REMUNERATION

X. МЕСЕЧНО ВЪЗНАГРАЖДЕНИЕ

14. The Director will have the right to receive monthly gross remuneration in the amount of EUR 10,417 (ten thousand four hundred and seventeen euro), payable in euro or in the BGN equivalent (the "**Monthly Remuneration**").

14. Управителят има право да получава брутно месечно възнаграждение в размер на EUR 10.417 (десет хиляди четиристотин и седемнадесет евро), платимо в евро или в левовата равностойност („**Месечното възнаграждение**").

15. The remuneration is due and payable by the 10th day of the current month pursuant to the Company's ordinary payroll practices to the following bank account:

15. Месечното възнаграждение е дължимо до 10-то число на текущия месец съгласно обичайните практики на Дружеството за плащане на заплати по следната банкова сметка:

EUR Account
Bank: **Eurobank Bulgaria AD**
IBAN: BG55BPBI79404434221401

BGN Account
Bank: **Eurobank Bulgaria AD**
IBAN: BG14BPBI79401034221401

XI. EXPENSES AND ALLOWANCES

16. The Director shall be entitled:

(a) to use a company car;

(b) to reimbursement for car expenses not exceeding EUR 500 a month;

(c) to reimbursement for all of the Director's reasonable entertainment, travel and other miscellaneous business expenses incurred by him in the performance of his services under this Management Agreement, in accordance with the Company's policies regarding such reimbursements. As a prerequisite to any payment or reimbursement by the Company for business expenses, the Director shall submit receipts of all such expenses to the Company and the Company's obligation to effect payment or reimbursement of such expenses shall be only to the extent of such receipts;

(d) to purchase from the Company the ownership over the vehicle Mazda CX-5, registration number CA3988TC and Vehicle Identification Number JMZKEN91800203281, subject of Financial Lease Agreement No 025836-RF-001 dated 17 May 2013 upon elapse of the term of the Lease Agreement at a price equal to the residual value of the vehicle.

(e) Annual Bonuses. During the Term, in addition to the Monthly Remuneration, the Director shall have the opportunity to earn an annual bonus for the relevant fiscal year (each, a "Performance Bonus") under an annual bonus plan to be established by the Board of Directors of Bovie Medical Corporation (the "Bonus Plan"). The target

Сметка в EUR
Банка: **Юробанк България АД**
IBAN: BG55BPBI79404434221401

Сметка в BGN
Банка: **Юробанк България АД**
IBAN: BG14BPBI79401034221401

XI. РАЗХОДИ И ДОБАВКИ

16. Управителят има право:

(a) да използва автомобил на Дружеството;

(b) да му бъдат възстановени разходи за автомобил до EUR 500 на месец;

(c) да му бъдат възстановени разумните представителни, пътни и други и други бизнес разходи, направени от него при извършване на услугите по този Договор за възлагане на управление в съответствие с политиките на Дружеството относно възстановяването на такива разходи. Като предпоставка за плащане или възстановяване от Дружеството на бизнес разходи, Управителят ще предоставя на Дружеството отчетни документи за такива разходи и Дружеството ще плаща или ще възстановява такива разходи само дотолкова, доколкото има такива отчетни документи;

(d) да закупи от Дружеството собствеността върху автомобил Mazda CX-5, регистрационен номер CA3988TC и индетификационен номер на превозното средство JMZKEN91800203281,, предмет на Договор за финансов лизинг No 025836-RF-001 с дата 17 май 2013г. при изтичане на срока на Договора за лизинг по цена равна на остатъчната стойност на автомобила.

(e) Годишни Бонуси. По време на Срока и в допълнение към Месечното възнаграждение Управителят ще има възможност да заработи годишен бонус за съответната финансова година (всеки, означаван като „Бонус за изпълнение") съгласно годишен бонус план, който ще бъде установен от Съвета на директорите на Боуви Медикъл

for the Company:
За Дружеството:

the Director:
Управителят:

Performance Bonus for each fiscal year shall be 20% of annual Monthly Remuneration amount reduced by EUR 60,204 (sixty thousand two hundred and four euro) (the "Target Bonus") with the actual Performance Bonus payable being determined in accordance with the Bonus Plan. In constructing the Company and individual performance objectives and the associated bonus payouts, the Board of Directors of Bovie Medical Corporation will construct the Bonus Plan in such a way that bonus payments will scale commensurate with Company and individual performance with no predefined limit on bonus payouts. Nothing contained in the foregoing shall limit the Director's eligibility to receive any other bonus or incentive under any other bonus plan, stock option or equity–based plan, or other policy or program of the Company or of Bovie Medical Corporation.

Корпорейшън („Бонус план"). Целевият Бонус за изпълнение за всяка финансова година ще бъде 20% от годишното Месечно възнаграждение, намалено с EUR 60,204 (шестдесет хиляди двеста и четири евро) („Целеви бонус"), като действителният Бонус за изпълнение, който ще се плати, се определя според Бонус плана. При определяне на целите на Дружеството и индивидуалните цели за изпълнение и свързаните с тях бонус плащания Съветът на директорите на Боуви Медикъл Корпорейшън ще изгради Бонус плана по такъв начин, че бонус плащанията да бъдат съизмерими с представянето на Дружеството и индивидуалното представяне без да има предварително определени лимити на бонус плащанията. Нищо гореизложено не ограничава възможността на Управителя да получи друг бонус или стимул съгласно друг бонус план, опция за акции или план, базиран на собствен капитал, или друга политика или програма на Дружеството или на Боуви Медикъл Корпорейшън.

XII. LEAVES

17. The Director will be entitled to a paid annual leave of 20 (twenty) working days.

18. The Director may use the paid annual leave (or parts of it) by coordinating it in writing with the Second Director.

19. The Director will also be entitled to paid leaves in case of a temporary working incapacity due to sickness, accident, disease or other circumstances of that kind. In these cases the Director will be entitled to a leave upon a medical certificate, issued by a doctor.

XII. ОТПУСКИ

17. Управителят има право на платен годишен отпуск в размер на 20 (двадесет) работни дни.

18. Управителят може да използва платения годишен отпуск (или части от него) след писменото му съгласуване с Втория управител.

19. Управителят има право на платен отпуск също и в случай на временна неработоспособност поради заболяване, злополука, болест или други подобни обстоятелства. В тези случаи Управителят има право да използва отпуска си след представяне на болничен лист издаден от лекар.

XIII. ENTRY INTO FORCE

20. This Management Agreement enters into force on the date Bovie Medical Corporation is registered as the sole shareholder of the Company by the Bulgarian Trade Registry following the execution of the Share Purchase

XIII. ВЛИЗАНЕ В СИЛА

20. Настоящият Договор за възлагане на управлението влиза в сила на датата, на която Боуви Медикъл Корпорейшън се впише в Българския Търговски регистър като едноличен собственик на капитала на Дружеството след подписването на

Agreement (the "**Effective Date**").

Договора за покупко-продажба на дружествени дялове („**Дата на влизане в сила**").

XIV. TERM

21. This Management Agreement is concluded for a term of five (5) years from the Effective Date. The period in which this Management Agreement is in effect shall be described as the "**Term**."

XIV. СРОК

21. Настоящият Договор за възлагане на управлението се сключва за срок от пет (5) години, считано от Датата на влизане в сила. Периодът, през който настоящият Договор за възлагане на управлението, е в сила, се означава като „**Срок**".

XV. TERMINATION

22. TERMINATION OF MANAGEMENT: The management of the Director may be terminated as follows:

(a) Termination upon Death or Disability. This Agreement and the Director's management hereunder shall automatically terminate on the date on which the Director dies or becomes permanently incapacitated. The Director shall be deemed to have become "permanently incapacitated" on the date that is thirty (30) days after the Company has determined that the Director has suffered a Permanent Incapacity (as defined below) and so notifies the Director. For purposes of this Agreement, "**Permanent Incapacity**" shall mean that (i) the Director is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) the Director is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income benefits for a period of 90 days under any long-term disability plan.

(b) Termination by the Company for Cause. The Company may terminate this Agreement and the Director's management hereunder for Cause (as defined below), effective upon delivery of notice (the "**Termination Notice**") to the Director given at any time during the Term (without any necessity for prior notice). For purposes of this Agreement, "**Cause**" shall mean the Director's: (1) conviction of any felony or any other crime involving dishonesty or moral turpitude, (2) commission of

XV. ПРЕКРАТЯВАНЕ

22. ПРЕКРАТЯВАНЕ НА УПРАВЛЕНИЕТО: Управлението на Управителя може да бъде прекратено, както следва:

(a) Прекратяване поради Смърт или Неспособност. Настоящият Договор и управлението на Управителя съгласно него автоматично се прекратяват на датата, на която Управителят почине или стане трайно неспособен. Управителят ще се счита, че е станал „ трайно неспособен" на тридесетия (30) ден, след като Дружеството е определило, че по отношение на Управителя е налице Трайна неспособност (както е дефинирана по-долу) и е уведомило Управителя за това. За целите на настоящия Договор „**Трайна неспособност**" означава, че (i) Управителят не е способен да участва в никаква съществена доходоносна дейност поради медицински установимо физическо или психическо увреждане, което може да се очаква да доведе до смърт или което може да се очаква да продължи през дълъг период от време, който е не по-малък от дванадесет (12) месеца; или (ii) Управителят поради медицински установимо физическо или психическо увреждане, което може да се очаква да доведе до смърт или което може да се очаква да продължи през дълъг период от време, който е не по-малък от дванадесет (12) месеца, получава за период от 90 дни обезщетения за загубен доход по какъвто и да е план за дългосрочна неработоспособност.

(b) Прекратяване от Дружеството поради Причина. Дружеството може да прекрати този Договор и управлението на Управителя съгласно него поради Причина (както е дефинирана по-долу) с незабавен ефект от получаването на уведомление („**Уведомление за прекратяване**") от Управителя, изпратено по което и да е време в Срока (без да е необходимо предизвестие). За целите на този Договор „**Причина**" означава: (1) осъждането

for the Company:
За Дружеството:

the Director:
Управителят:

any act of fraud or dishonesty by the Director, or theft of or maliciously intentional damage to the property of the Company or any of their subsidiaries or affiliates, in any case that has or can reasonably be expect to have a significant adverse financial effect on the Company or a significant adverse effect on the Company's reputation, (3) willful or intentional breach of Director's fiduciary duties to the Company, or (4) breach by Director of any material provision of this Agreement.

на Управителя за престъпление, включващо нечестност или морална непочтеност, (2) извършването от Управителя на някакъв акт на измама или нечестност, или на кражба, злонамерено умишлено увреждане на имуществото на Дружеството или на което и да е от неговите дъщерни дружества или клонове, във всеки случай когато това има или може основателно да се очаква, че ще има съществен неблагоприятен финансов ефект върху Дружеството или съществен неблагоприятен ефект върху репутацията на Дружеството; (3) умишленото нарушаване от страна на Управителя на фидуциарните му задължения към Дружеството, или (4) нарушаването от страна на Управителя на някоя от съществените разпоредби на настоящия Договор.

(c) Termination by the Company without Cause. The Company may terminate this Agreement and Director's management hereunder without Cause, upon at least thirty (30) days prior notice to the Director.

(c) Прекратяване от Дружеството без Причина. Дружеството може да прекрати този Договор и управлението на Управителя съгласно него без конкретна причина, като изпрати поне тридесетдневно (30) предизвестие до Управителя.

(d) Termination by the Director for Good Reason. The Director may terminate this Agreement and Director's management hereunder with Good Reason (as defined below). For purposes of this Agreement, "**Good Reason**" shall mean (i) the material reduction of the Director's title, authority, duties and responsibilities (other than the removal of the Director from the Board by a vote of the shareholders of the Company) or the assignment to the Director of duties materially inconsistent with the Director's position or positions with the Company; (ii) any reduction in Monthly Remuneration of the Director; or (iii) the Company's material breach of this Agreement. Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless notice of termination on such grounds is provided by the Director to the Company and Bovie Medical Corporation within 60 (sixty) days from when the condition giving rise to Good Reason first occurs or arises, provided, however that the Company shall have 15 (fifteen) days from the date of the Director's notice of termination due to Good Reason to cure the condition giving rise to the claim of termination for Good Reason.

(d) Прекратяване от Управителя поради Основателна причина. Управителят може да прекрати този Договор и управлението на Управителя съгласно него поради Основателна причина (както е дефинирана по-долу). За целите на настоящия Договор „**Основателна причина**" означава: (i) същественото намаляване на правата на Управителя, на правомощията, задълженията и отговорностите на Управителя (освен освобождаването на Управителя от Съвета чрез гласуване на съдружниците в Дружеството) или възлагането на задължения на Управителя, съществено несъответстващи на неговата позиция или позиции в Дружеството; (ii) всяко намаляване на Месечното възнаграждение на Управителя, или (iii) същественото нарушаване от страна на Дружеството на този Договор. Въпреки гореизложеното, Основателна причина няма да се счита, че е налице, освен ако уведомление за прекратяване на такова основание не бъде връчено от Управителя на Дружеството и на Боуви Медикъл Корпорейшън в рамките на 60 (шестдесет) дни от възникването за първи път на условието, което поражда Основателна причина, при условие, че Дружеството разполага с 15 (петнадесет) дни, считано от датата на получаването на уведомлението на Управителя за прекратяване поради Основателна причина, в които да отстрани условието, което поражда искане за прекратяване поради Основателна причина..

(e) <u>Termination by the Director other than for Good Reason</u>. The Director may terminate this Agreement and Director's management hereunder other than for Good Reason, provided that the Director gives the Company no less than thirty (30) days prior written notice of such termination.

(e) <u>Прекратяване от Управителя без Основателна причина</u>. Управителят може да прекрати този Договор и управлението си съгласно него без Основателна причина, ако изпрати на Дружеството не по-малко от тридесетдневно (30) писмено предизвестие за прекратяване.

23. <u>PAYMENTS UPON TERMINATION</u>. In the event of the termination of this Agreement and the Director's management hereunder, the Director shall receive the amounts and benefits set forth below so long as the Director (x) executes a general release of claims in the form annexed hereto as <u>Exhibit A</u> (the "**Release**"), and (y) does not breach any of the restrictive covenants in this Agreement (collectively, "**Restrictive Covenants**"). Subject to the foregoing, any cash payments to be made in accordance with this Section 23 will be made (or, in the event of continued payments, will commence) on the last date of the month following the month, in which the termination has taken place. The Company agrees that the Release shall not impose restrictive covenants that are broader and/or of longer duration than the Restricted Covenants.

23. <u>ПЛАЩАНИЯ ПРИ ПРЕКРАТЯВАНЕ</u>. В случай на прекратяване на настоящия Договор и управлението на Управителя по него, Управителят ще получи сумите и придобивките, описани по-долу, при условие че (x) подпише общ отказ от претенции във формата, приложена към настоящия Договор като <u>Документ А</u> („**Отказ**"), и (y) не наруши никое от ограничителните задължения, предвидени в настоящия Договор (общо „**Ограничения**"). Предвид изложеното по-горе всички парични плащания, които следва да бъдат направени съгласно настоящия параграф 23 ще бъдат направени (или в случай на продължително плащане – да започнат да бъдат правени) в последния ден на месеца, следващ месеца, в който се случва прекратяването. Дружеството се съгласява, че Отказът няма да налага ограничения, които са по-широки и/или по-продължителни от Ограниченията.

(a) Upon termination of this Agreement and Director's management hereunder pursuant to Section 22(a) hereof, the Director (or the Director's estate or beneficiaries in the case of the death of the Director) (i) shall be entitled to (A) receive any unpaid Monthly Remuneration earned and accrued under this Agreement prior to the date of termination (and reimbursement under this Agreement for expenses incurred prior to the date of termination), (B) receive all Restricted Stock regardless of when their Vesting Date occurs, (C) receive the aggregate of the Monthly Remunerations reduced by EUR 5,400 (five thousand and four hundred euro) for the period from the date of termination until the end of the Term and (ii) shall have no further rights to any other compensation or benefits hereunder, or any other rights hereunder. The Company shall obtain and maintain at its own expense for the Term of this Agreement a life insurance and disability insurance for the benefit of the Director covering the Director's receivable for the Monthly Remunerations for the period from the date of termination until the end of the Term.

(a) При прекратяване на този Договор и управлението на Управителя по него съгласно параграф 22(a) от настоящия Договор Управителят (или правоприемниците на Управителя в случай на негова смърт) (i) ще има право (А) да получи всички неизплатени Месечни възнаграждения, изработени и начислени по този Договор преди датата на прекратяване (и възстановяване на всички разходи във връзка с този Договор, възникнали преди датата на прекратяване), (Б) да получи всички Акции под условие, независимо от това, кога настъпва Датата на сбъдването на условието, (В) да получи сумата на Месечните възнаграждения, намалени с EUR 5,400 (пет хиляди и четиристотин евро), за периода от датата на прекратяване до края на Срока и (ii) няма да има право на други обезщетения или плащания или на други права по настоящия Договор. Дружеството ще се сдобие и ще поддържа за своя сметка застраховка живот и неработоспособност в полза на Управителя, покриваща вземането на Управителя за Месечните възнаграждения за периода от датата на прекратяване до края на Срока.

(b) Upon termination of this Agreement and

(b) При прекратяване на този Договор и

Director's management hereunder by the Company for Cause pursuant to Section 22(b) hereof or by Director other than for Good Reason pursuant to Section 22(e) hereof, (i) the Director shall be entitled to receive any unpaid Monthly Remuneration earned and accrued under this Agreement prior to the date of termination (and reimbursement under this Agreement for expenses incurred prior to the date of termination), (ii) all Restricted Shares that have not yet vested pursuant to the terms contained in the Restricted Stock Agreement (the "**Unvested Restricted Stock**") shall be forfeited to Bovie Medical Corporation forthwith and all of the Director's rights to such shares shall immediately terminate without any payment or consideration by Bovie Medical Corporation and (iii) the Director shall have no further rights to any other compensation or benefits hereunder, or any other rights hereunder.

управлението на Управителя по него от Дружеството поради Причина съгласно параграф 22(b) от настоящия Договор или от Управителя без Основателна причина съгласно параграф 22(е) от настоящия Договор, (i) Управителят има право да получи всички неизплатени Месечни възнаграждения, изработени и начислени по този Договор преди датата на прекратяване (и възстановяване на всички разходи във връзка с този Договор, възникнали преди датата на прекратяване), (ii) всички Акции под условие, по отношение на които не е настъпило условието (the "**Unvested Restricted Stock**") ще бъдат незабавно придибити обратно от Боуви Медикъл Корпорейшън и правата на Управителя върху тези акции веднага ще се погасят без каквото и да е плащане или престация от Боуви Медикъл Корпорейшън и (iii) Управителят няма да има право на други обезщетения или плащания или на други права по настоящия Договор.

(c) Upon termination of this Agreement and Director's management hereunder (x) by the Company without Cause pursuant to Section 22(c) hereof, or (y) by the Director for Good Reason pursuant to Section 22(d) hereof, the Director (i) shall be entitled to (A) receive any unpaid Monthly Remuneration and other benefits earned and accrued under this Agreement prior to the date of termination (and reimbursement under this Agreement for expenses incurred prior to the date of termination), (B) continued payment of his Monthly Remuneration reduced by EUR 5,017 (five thousand and seventeen euro) for a period of 12 (twelve) months from the date of termination, and (C) continued payment of EUR 5,017 (five thousand and seventeen euro) per month for the period from the date of termination until the end of the Term; and (D) receive all Restricted Stock regardless of when their Vesting Date occurs and (ii) shall have no further rights to any other compensation or benefits hereunder, or any other rights hereunder.

(c) При прекратяване на този Договор и на управлението на Управителя по него (x) от Дружеството без причина съгласно параграф 22(c) от настоящия Договор или (y) от Управителя поради Основателна причина съгласно параграф 22(d) от настоящия Договор, Управителят (i) има право да (А) получи всички неизплатени Месечни възнаграждения и всички други придобивки, изработени и начислени по този Договор преди датата на прекратяване (и възстановяване на всички разходи във връзка с този Договор, възникнали преди датата на прекратяване), (Б) продължителното изплащане на Месечното му възнаграждение, намалено с EUR 5,017 (пет хиляди и седемнадесет евро), за период от 12 (дванадесет) месеца, считано от датата на прекратяване, и (В) продължителното изплащане на EUR 5,017 (пет хиляди и седемнадесет евро) на месец за периода от датата на прекратяване до края на Срока и (Г) да получи всички Акции под условие, независимо от това, кога настъпва Датата на сбъдването на условието, и (ii) няма да има право на други обезщетения или плащания или на други права по настоящия Договор.

XVI. RESTRICTED STOCK

24. On the Effective Date Bovie Medical Corporation shall issue to the Director an aggregate of 225,922 shares of the common stock of Bovie Medical Corporation ("the **Restricted Stock**") as specified in the Restricted Stock Agreement.

XVI. АКЦИИ ПОД УСЛОВИЕ

24. На Датата на влизане в сила Боуви Медикъл Корпорейшън ще издаде на името на Управителя общо 225,922 обикновени акции на Боуви Медикъл Корпорейшън ("**Акции под условие**"), както е уговорено в Договора за даване на акции под условие.

for the Company:
За Дружеството:

the Director:
Управителят:

25. On each anniversary of the Term of this Management Agreement provided that the Director continues providing services to the Company pursuant to the terms of this Management Agreement (the "**Vesting Date**") a part of the Restricted Stock shall be issued by Bovie Medical Corporation to the Director, as provided in the Restricted Stock Agreement,as a partial consideration of the services rendered by the Director to the Company under this Management Agreement.

25. На всяка годишнина от Срока на този Договор за възлагане на управлението при условие че Управителят продължава да оказва услуги на Дружеството съгласно условията на този Договор за възлагане на управлението („**Датата на сбъдване на условието**") част от Акциите под условие ще бъдат издавани от Боуви Медикъл Корпорейшън на Управителя, както е предвидено в Договора за даване на акции под условие, като частична престация за услугите, оказвани от Управителя за Дружеството по този Договор за възлагане на управлението.

26. The Director shall be solely responsible for any liability or obligation for taxes, VAT or otherwise that may result from the grant of Restricted Stock .

26. Управителят ще бъде лично отговорен за всяко задължение или отговорност във връзка с данъци, ДДС или друго, което може да възникне в резултат от предоставянето на Акции под условие.

XVII. CONTACT INFORMATION

XVII. КООРДИНАТИ ЗА КОНТАКТ

27. The contact information of the Parties shall be sent as follows:

If to the Company:

address: 4 Manhattanville Road, Suite 1I
Purchase, New York 10577, USA
phone number: (914) 468-4009
e-mail: rob.gershon@boviemed.com
contact person: Robert L. Gershon

If to the Director:

address: Sofia, housing complex Ljulin block 711, entrance A, floor 6, apartment 36
phone number: 0899 904467
e-mail: nickolay@bovie-bulgaria.com

27. Координатите за контакт на Страните са, както следва:

За Дружеството:

адрес: САЩ, Ню Йорк 10577, Пърчиз, ул. Манхатънвил Роуд № 4, ап. 106
телефон: (914) 468-4009
имейл: rob.gershon@boviemed.com
лице за контакт: Робърт Л. Гершон

За Управителя:

адрес: гр. София, жилищен комплекс Люлин 7, блок 711, вх. А, ет.6, ап. 36
телефон: 0899 904467
имейл: nickolay@bovie-bulgaria.com

XVIII. CORRESPONDENCE ON COMPANY'S AFFAIRS

XVIII. КОРЕСПОНДЕНЦИЯ ОТНОСНО ДЕЛАТА НА ДРУЖЕСТВОТО

28. The correspondence on the Company's current affairs will be exchanged via e-mail.

28. Кореспонденцията относно текущите дела на Дружеството ще се осъществява по имейл.

XIX. NOTICES

XIX. УВЕДОМЛЕНИЯ

29. The notices by the Parties to this Management Agreement will be sent via e-mail.

29. Уведомленията на Страните във връзка с настоящия Договор за възлагане на управлението ще се изпращат по имейл.

XX. MISCELLANEOUS

XX. РАЗНИ

30. Any amendments and supplements to the Management Agreement will be valid and binding only if made in writing and signed

30. Всяко изменение или допълнение на Договора за възлагане на управлението ще е валидно само в случай че е

for the Company:
За Дружеството:

the Director:
Управителят:

by the Parties hereto.

направено в писмена форма и е подписано и от двете Страни.

31. The Management Agreement is governed by Bulgarian civil law. For the avoidance of any doubt the Bulgarian Labour Code does not govern this Management Agreement.

31. Договорът за възлагане на управлението е подчинен на българското гражданско право. За избягване на всякакво съмнение, Българският Кодекс на труда не се прилага по отношение на този Договор за възлагане на управлението.

32. This Management Agreement has been prepared in both English and Bulgarian. In case of discrepancy between the English and the Bulgarian version of the Management Agreement, the English version shall prevail.

32. Настоящият Договор за възлагане на управлението се изготви на английски и на български език. В случай на противоречие между английската и българската версия на Договора за възлагане на управлението, английската версия ще има предимство.

This Management Agreement is signed in two identical counterparts, one for each Party.

Настоящият Договор за възлагане на управлението се подписа в два идентични екземпляра – по един за всяка от Страните.

for the Company

/s/ Robert L. Gershon
(signature)

Robert L. Gershon
(full name)

October 20, 2015
(date)

За Дружеството

/s/ Robert L. Gershon
(подпис)

Robert L. Gershon
(три имена)

October 20, 2015
(дата)

the Director

/s/ Nikolay Dimitrov Shilev
(signature)

Nikolay Dimitrov Shilev
(full name)

October 20, 2015
(date)

Управител

/s/ Nikolay Dimitrov Shilev
(подпис)

Nikolay Dimitrov Shilev
(три имена)

October 20, 2015
(дата)